UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2010
EXPRESS-1 EXPEDITED SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32172	03-0450326

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3399 Lakeshore Drive, Suite 225, Saint Joseph, Michigan, 49085
(Address of principal executive offices — zip code)
(269) 429-9761
(Registrant’s telephone number, including area code)
Not applicable
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07 Submission of Matters to a Vote of Security Holders
At the Company’s Annual Meeting of Stockholders held on June 9, 2010, the stockholders elected two directors and ratified the appointment of Pender Newkirk & Company LLP as the Company’s independent registered certified public accounting firm for the year ended December 31, 2010.
     1. Elections of directors:

	Shares
Name	For	Withheld	Broker non-votes

Jennifer H. Dorris	17,767,095	633,927	10,318,668
John F. Affleck-Graves	17,766,887	634,135	10,318,668
     2. Ratification of the appointment of Pender Newkirk & Company LLP as the Company’s independent registered certified public accounting firm for the year ended December 31 2010:

Shares
For	Against	Abstain

28,699,429	6,172	14,089

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 10, 2010	Express-1 Expedited Solutions, Inc.
	By:	/s/ Mike Welch
Mike Welch
Chief Executive Officer